UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 13, 2023

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	001-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Federal Street, 23rd Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	STAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure and Appointment of Certain Officers; Employment Agreements

Executive Chairman

Pursuant to the previously announced management succession plan of STAG Industrial, Inc. (the “Company”), effective as of July 1, 2022, the Board of Directors of the Company (the “Board”) appointed Benjamin S. Butcher as the Executive Chairman of the Board and the Company entered into an amended and restated employment agreement with Mr. Butcher. The amended and restated employment agreement provides for Mr. Butcher to serve as Executive Chairman for an initial term of one year, subject to an automatic extension for one six-month period unless, not less than 60 days prior to the termination of the then current term, either party provides a notice of non-renewal to the other party. On March 16, 2023, in connection with the successful completion of the Company’s management succession plan, the Board provided a notice of non-renewal to Mr. Butcher, whose role as Executive Chairman will end on June 30, 2023. Subject to re-election at the Company’s annual meeting of stockholders to be held on April 25, 2023, the Board expects that (i) Mr. Butcher will continue to serve on the Board as a non-management director, effective as of July 1, 2023 and (ii) Larry T. Guillemette, the Company’s current Lead Independent Director, will become the Chairman of the Board.

Executive Vice President – Real Estate Operations; Employment Agreement

On March 16, 2023, the Company announced that the Board appointed Steven T. Kimball as Executive Vice President – Real Estate Operations of the Company, effective when he commences employment (expected this spring).

Mr. Kimball, 56, currently serves as Executive Director at PGIM Real Estate (“PGIM”), where he oversees asset management of a Northeastern industrial property portfolio, including active joint venture development projects. Before joining PGIM in 2021, Mr. Kimball held various positions at Prologis, Inc. (NYSE: PLD) (formerly AMB Property Corporation until 2011) from 1995 to 2021, including serving as Managing Director, Head of Operations, East Region from 2014 to 2021, as Senior Vice President, Head of Operations, East Region from 2005 to 2014, and as Senior Vice President, Regional Manager, Chicago from 2000 to 2005. Before joining AMB Property Corporation in 1995, Mr. Kimball held positions with financial and insurance companies involving real estate assets. Mr. Kimball holds a Bachelor of Science degree from University of Vermont and a Master of Business Administration from University Colorado Boulder.

On March 13, 2023, the Company and Mr. Kimball executed an employment agreement, effective upon the expected commencement date of employment (the “Employment Agreement”), that provides for Mr. Kimball to serve as Executive Vice President – Real Estate Operations of the Company. The Employment Agreement is substantially similar to the Company’s previously filed form of employment agreement for its executive officers (other than the Chief Executive Officer) and provides for the following:

●

an initial term through December 31, 2024, subject to automatic extensions for successive one-year periods unless, not less than 60 days prior to the termination of the then current term, either party provides a notice of non-renewal to the other party;

●

an initial annual base salary of $375,000 and an annual cash incentive target bonus for 2023 of $375,000, with the actual amount to be determined by the Compensation Committee of the Board in accordance with the Company’s customary practices, as more fully described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission (“SEC”);

●

(i) an initial grant of LTIP units under the Company’s 2011 Equity Incentive Plan, as amended and restated (the “2011 Equity Incentive Plan”), with a grant date fair value of $628,125, that vest in equal installments on a quarterly basis over the four-year period ending December 31, 2026, subject to continued service; (ii) an initial grant of performance units under the 2011 Equity Incentive Plan, with a target grant date fair value of $609,375, with the ultimate settlement amount to be determined by the Compensation Committee of the Board depending on the Company’s relative and absolute total stockholder return over a three-year period commencing January 1, 2023; and (iii) eligibility to receive additional equity awards in the discretion of the Compensation Committee of the Board, subject to the terms of the 2011 Equity Incentive Plan (or other then effective incentive plan), and the applicable award agreement, and to participate in other employee benefit plans, insurance policies or contracts maintained by the Company relating to retirement, health, disability, vacation and other related benefit;

●

upon the termination of employment either by the Company without “cause” or Mr. Kimball for “good reason,” or in the event that following a change of control the Company or its successor gives Mr. Kimball a notice of non-renewal within 12 months following the change of control, Mr. Kimball will be entitled to the following severance payments and benefits, subject to his timely execution of a general release in the Company’s favor: (i) a pro rata bonus based on the portion of the fiscal year elapsed at the time of termination; (ii) a lump-sum cash payment equal to two times the sum of Mr. Kimball’s then-current annual base salary and the bonus paid to Mr. Kimball for the most recently completed fiscal year; (iii) group health premiums or other insurance for a period of 18 months; and (iv) immediate vesting of all outstanding equity-based awards (other than performance-based awards) held by Mr. Kimball; and

●

a non-competition provision for the 12-month period following any termination of employment, except if the Company terminates his employment without “cause,” if the Company provides a notice non-renewal of the Employment Agreement or if Mr. Kimball terminates his employment for “good reason.”

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2023.

The Company expects to enter into an indemnification agreement with Mr. Kimball that will require indemnification to the maximum extent permitted by Maryland law. The terms of his indemnification agreement will be substantially similar to the terms of the indemnification agreements between the Company and its other executive officers, a form of which has been filed as Exhibit 10.9 to the Company’s Registration Statement on Form S-11/A filed with the SEC on February 16, 2011 and is incorporated in this item by reference.

Forward-Looking Statements

This report, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “should,” “project” or similar expressions. Forward-looking statements in this report include statements about the composition of the Board and expected changes in the Company’s senior management team. You should not rely on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control and which could materially affect actual results, performances or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as updated by the Company’s subsequent filings with the SEC. Accordingly, there is no assurance that the Company’s expectations will be realized. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

Dated: March 16, 2023	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel and Secretary